UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2024

Date of Report (Date of earliest event reported)

ETON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

21925 W. Field Parkway, Suite 235
Deer Park, Illinois 60010-7208
(Address of principal executive offices) (Zip code)

(847) 787-7361
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 2 to Form 8-K (“Amendment No. 2”) amends the Form 8-K filed on December 20, 2024 (the “Original Report”) as amended on March 7, 2025 (“Amendment No. 1”). This Amendment No. 2 is being filed to provide an update to the information contained in Amendment No. 1.

Item 2.01

As previously reported in the Original Report and in Amendment No. 1, on December 19, 2024, Eton Pharmaceuticals, Inc. (the “Company”) completed its purchase (the “Acquisition”) of the Increlex product from Ipsen S.A. (“Ipsen”) and was subsequently unable to provide separate historical audited financial statements and unaudited pro forma financial information for Increlex (collectively, the “Financial Statements”), specified by Item 9.01 of Form 8-K, by March 7, 2025, the date by which the Financial Statements were required to be provided.  In Amendment No. 1, the Company disclosed, inter alia, that it had requested a waiver from the Financial Statements filing requirements from the Securities and Exchange Commission.

The purpose of this Amendment No. 2 is to report that, following discussions with the SEC surrounding the uniqueness of the accounting treatment associated with the transaction, the Company has withdrawn the waiver request and is in the process of preparing the Financial Statements.  The Company currently estimates that it will have the Financial Statements prepared and filed in the third quarter of 2025, though there are several factors that could result in the delay of the Financial Statements being completed and filed by that time.

The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Original Report and Amendment No. 1 which are incorporated herein by reference. The summary is not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC.

Item 8.01

The information contained in Item 2.01 is hereby incorporated into this Item 8.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2025	By:	/s/ James R. Gruber
James R. Gruber
Chief Financial Officer and Secretary
(Principal Financial Officer)

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